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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Tweeter Home Entertainment Group, Inc. and subsidiaries on Form S-8 of our report dated November 16, 2000, appearing in the Annual Report on Form 10-K of Tweeter Home Entertainment Group and subsidiaries for the year ended September 30, 2000.


/s/ Deloitte & Touche LLP


Boston, Massachusetts
October 29, 2001


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